SCHWARTZ
                                   VALUE FUND

                                   a series of

                                    SCHWARTZ
                                INVESTMENT TRUST

                                  ANNUAL REPORT

                               for the year ended
                                DECEMBER 31, 1999

   SHAREHOLDER ACCOUNTS                                   CORPORATE OFFICES
   --------------------                                   -----------------
   c/o Countrywide Fund                                   3707 W. Maple Road
      Services, Inc.                                  Bloomfield Hills, MI 48301
      P.O. Box 5354           Schwartz Value Fund           (248) 644-8500
Cincinnati, OH 45201-5354                                 Fax (248) 644-4250
      1-800-543-0407

Dear Fellow Shareowner:

In many ways, 1999 was a repeat of 1998. Looking at the equity indexes, one would assume the financial markets did extremely well in 1999. They did not. Even though the Dow was up 25.2%, the S&P 500 up 21.0%, and the NASDAQ up an astounding 85.5%, most stocks went down in 1999. The averages were again driven by a few heavily weighted, high-priced technology issues. More than 50% of the stocks on the NYSE, the S&P 500 and the NASDAQ declined in 1999. Traditional measures of valuation lost their relevance. The IPO market sizzled and a bubble grew to encompass the techs and Internets. At year-end, a full-fledged mania was driving these sectors and the ten largest companies in the S&P were selling for 54 times estimated earnings, leaving little room for error. The equity market was one of haves and have-nots; a few stocks with high prices and higher expectations, and the great majority of stocks no one cared about. This was a continuation of the trend in recent years of investors' preference for large-cap issues and the avoidance of small-caps, especially small-cap value. Even in the Russell 2000 Index, results were highly stratified. The Growth component of the Russell, which is heavily weighted toward technology, was up 43% while the Value component was down 1.5% in 1999. Bond investors got off no better than most stock investors last year. The total return on long Treasuries was negative 15.1%. It was the second worst year for bonds since 1973.

In this very mixed environment, Schwartz Value Fund was down 2.5% in 1999. With the popular stock averages soaring, it was a frustrating year for those of us concerned with operating fundamentals and managing portfolio risk. Despite the Fund being down last year, most of our companies improved their financial and competitive positions.

With the market's single-minded infatuation with large-cap growth stocks, there has been a great leveling of many small and mid-cap issues. This has created the opportunity to purchase stocks of larger and better companies at little or no premium. These companies are frequently industry leaders with excellent growth prospects. The added liquidity of their stocks further enhances their appeal. We have taken advantage of this opportunity and in a number of cases have already seen some price appreciation reflecting these favorable characteristics. Examples include Nova Corporation, which has gone from our cost of $23 to $32, NCR Corporation from a cost of $30 to $39, Barra, Inc. from $23 to $36 and RSA Security from our cost of $18 to $50. Positions have been established in information technology, housing, real estate and selected financial service companies. Exposure to underperforming issues has been reduced in healthcare and consumer goods industries. These portfolio changes began to bear fruit late last year with the Schwartz Value Fund returning +2.8% during the fourth quarter of 1999 versus the Russell 2000 Value Index of +1.5%.

The current period of economic prosperity is now going into the record books as the longest ever. There is no apparent reason to predict an immediate end to the expansion of the economy, but there is a danger. If the stock prices of the popular market leaders unwind in a serious way this year, there could be a spillover effect on the broader economy. (The wealth effect played out in reverse.) In that environment, investors would certainly become more conscious of risk, and favor current earnings over the mere possibility of future earnings. An increased appreciation of risk would be a boon to the value sector. There are some signs that a rotation favoring value has already begun, witness the extreme volatility of tech and Internet shares in recent weeks. If this trend continues, Schwartz Value Fund will be a beneficiary. It's overdue.

Thanks for investing in the Schwartz Value Fund. Among the many funds in which you could invest, I think you've made a wise decision to put a portion of your assets in this vehicle. In the period ahead, that choice may prove especially wise.

With best regards,

                               SCHWARTZ VALUE FUND
                             /s/ George P. Schwartz
                             George P. Schwartz, CFA
                                    President

February 7, 2000

P.S. A capital gain distribution, representing realized long-term gains of $1.23 per share, was paid December 31, 1999 and the Fund finished the year with a net asset value of $19.74 per share.

                          Annual Total Rates of Return

                              1984   1985   1986    1987    1988   1989    1990    1991   1992   1993
                              ----   ----   ----    ----    ----   ----    ----    ----   ----   ----
SCHWARTZ VALUE FUND(A)        11.1%  21.7%  16.4%   -0.6%   23.1%   8.3%   -5.3%   32.0%  22.7%  20.5%
RUSSELL 2000 VALUE(B)         -1.4%  26.5%   4.9%   -9.1%   26.0%   9.6%  -24.3%   38.0%  26.3%  21.5%
RUSSELL 2000 GROWTH(B)       -17.0%  29.3%   2.6%  -11.4%   18.8%  19.0%  -18.5%   49.6%   6.8%  12.5%
RUSSELL 2000 INDEX(B)         -7.3%  31.1%   5.7%   -8.8%   24.9%  16.2%  -19.5%   46.0%  18.4%  18.9%
NASDAQ COMPOSITE(B)          -11.2%  31.4%   7.4%   -5.3%   15.4%  19.3%  -17.8%   56.8%  15.5%  14.7%
VALUE LINE COMPOSITE(B)       -8.4%  20.7%   5.0%  -10.6%   15.4%  11.2%  -24.3%   27.2%   7.0%  10.7%
STANDARD & POORS 500           6.1%  31.6%  18.7%    5.3%   16.8%  31.6%   -3.2%   30.4%   7.6%  10.1%
CONSUMER PRICE INDEX           4.3%   3.5%   1.1%    4.4%    4.4%   4.6%    6.1%    3.1%   2.9%   2.7%
                                                                                  Compound Annual
                                                                                  Rates of Return
                                                                            --------------------------
                              1994    1995   1996   1997    1998     1999   3 Year   10 Year   16 Year
                              ----    ----   ----   ----    ----     ----   ------   -------   -------
SCHWARTZ VALUE FUND(A)        -6.8%   16.9%  18.3%  28.0%  -10.4%   -2.5%     3.8%     10.3%     11.3%
RUSSELL 2000 VALUE(B)         -3.7%   22.7%  18.4%  28.9%   -8.5%   -1.5%     5.1%     10.0%      9.5%
RUSSELL 2000 GROWTH(B)        -3.1%   30.1%  10.7%  12.5%    0.8%   42.5%    17.3%     12.7%      9.9%
RUSSELL 2000 INDEX(B)         -3.2%   26.2%  14.8%  20.5%   -3.5%   19.6%    11.6%     12.4%     11.2%
NASDAQ COMPOSITE(B)           -3.2%   39.9%  22.7%  21.6%   39.6%   85.5%    46.6%     24.5%     18.2%
VALUE LINE COMPOSITE(B)       -6.0%   19.3%  13.4%  21.1%   -3.8%   -1.4%     4.7%      5.2%      5.1%
STANDARD & POORS 500           1.3%   37.5%  22.9%  33.4%   28.6%   21.0%    27.6%     18.2%     18.1%
CONSUMER PRICE INDEX           2.7%    2.6%   3.3%   1.7%    1.5%    2.7%     2.0%      2.9%      3.2%

----------------
(A) Schwartz Value Fund's performance combines the performance of the Fund, since its commencement of operations as a registered investment company on July 20, 1993, and the performance of RCM Partners Limited Partnership for periods prior thereto.

(B)   Excludes dividends.

                               SCHWARTZ VALUE FUND
                           Ten Largest Equity Holdings
                                December 31, 1999

                                                                    Market
   Shares                     Company                               Value
   ------                     -------                               ------
   105,000        SPSS Inc.                                       $2,651,250
   125,000        Ottawa Financial Corporation                    $2,265,625
   150,000        Malan Realty Investors, Inc.                    $2,006,250
   240,000        Data Research Associates, Inc.                  $1,920,000
    75,000        Rainbow Technologies, Inc.                      $1,743,750
    35,000        Universal Electronics, Inc.                     $1,610,000
   300,000        Input/Output, Inc.                              $1,518,750
   160,000        Griffon Corporation                             $1,250,000
   250,000        Royce Focus Trust                               $1,179,688
   125,000        Thomas Nelson, Inc.                             $1,156,250

SCHWARTZ VALUE FUND
SCHEDULE OF INVESTMENTS
December 31, 1999
--------------------------------------------------------------------------------

Shares    COMMON STOCK -- 92.3%                          Value
------    ---------------------                          -----
          APPAREL & TEXTILES -- .9%
  10,000     K-Swiss Inc. -- Class A                                $   185,781
  15,000     Nautica Enterprises, Inc.*                                 169,687
                                                                    -----------
                                                                        355,468
                                                                    -----------

          BUILDING MATERIALS & CONSTRUCTION -- 1.8%
  15,000     Champion Enterprises, Inc.*                                128,437
  25,000     Gardner Denver, Inc.*                                      417,187
  30,000     Schuler Homes, Inc.*                                       195,000
                                                                    -----------
                                                                        740,624
                                                                    -----------

          BUSINESS & INDUSTRIAL PRODUCTS -- .2%
   3,000     AptarGroup, Inc.                                            75,375
                                                                    -----------

          BUSINESS SERVICES -- 1.4%
   7,500     Convergys Corporation*                                     230,625
   7,500     NOVA Corporation*                                          236,719
  10,000     The ServiceMaster Company                                  123,125
                                                                    -----------
                                                                        590,469
                                                                    -----------

          COMMUNICATION EQUIPMENT & SERVICES -- 4.8%
  10,000     Advanced Communication Systems, Inc.*                      191,250
   6,100     Datron Systems Incorporated*                                51,850
  25,000     LoJack Corporation*                                        168,750
  35,000     Universal Electronics Inc.*                              1,610,000
                                                                    -----------
                                                                      2,021,850
                                                                    -----------

          COMPUTER EQUIPMENT & SERVICES -- 2.8%
  50,000     Mechanical Dynamics, Inc.*                                 256,250
  17,500     NCR Corporation*                                           662,813
   7,500     National Data Corporation                                  254,531
                                                                    -----------
                                                                      1,173,594
                                                                    -----------

          CONSUMER PRODUCTS -- DURABLES -- 6.0%
 100,000     Craftmade International, Inc.                              725,000
 160,000     Griffon Corporation*                                     1,250,000
  50,000     HMI Industries Inc.*                                        53,125
  27,500     La-Z-Boy Incorporated                                      462,344
                                                                    -----------
                                                                      2,490,469
                                                                    -----------

          CONSUMER PRODUCTS -- NONDURABLES -- 3.2%
  20,000     Helen of Troy Limited *                                    145,000
  54,500     Velcro Industries N.V.                                     657,406
  20,000     Weyco Group, Inc.                                          513,750
                                                                    -----------
                                                                      1,316,156
                                                                    -----------

          EDUCATION -- 2.1%
  10,000     Childtime Learning Centers, Inc.*                          123,750
   5,000     DeVRY, Inc.*                                                93,125
  20,000     Nobel Learning Communities, Inc.*                          145,000
  11,300     Quest Education Corporation*                                98,875
  10,000     Strayer Education, Inc.                                    197,500
  75,000     Whitman Education Group, Inc.*                             206,250
                                                                    -----------
                                                                        864,500
                                                                    -----------

          ELECTRONICS -- .9%
  15,000     Littelfuse, Inc.*                                          363,984
                                                                    -----------

          ENERGY & MINING -- 12.2%
   5,000     Diamond Offshore Drilling, Inc.                            152,813
  30,000     Forest Oil Corporation*                                    395,625
 150,000     Golden Star Resources Ltd.* (2)                            164,375
 100,000     Inco, Ltd. -- Class VBN*                                   868,750
 300,000     Input/Output, Inc.*                                      1,518,750
  12,500     Newmont Mining Corporation                                 306,250
  25,000     Oglebay Norton Company                                     593,750
  50,000     Patterson Energy, Inc.*                                    650,000
  50,000     Sante Fe Snyder Corporation*                               400,000
                                                                    -----------
                                                                      5,050,313
                                                                    -----------

          ENVIRONMENTAL SERVICES -- 1.1%
  50,000     Sevenson Environmental Services, Inc.                      475,000
                                                                    -----------

          FINANCE -- BANKS & THRIFTS -- 6.2%
   9,375     Chemical Financial Corporation                             298,828
 125,000     Ottawa Financial Corporation                             2,265,625
   1,000     Republic Bancorp Inc.                                       12,141
                                                                    -----------
                                                                      2,576,594
                                                                    -----------

          FINANCE -- INSURANCE -- 2.9%
  38,000     Acceptance Insurance Companies Inc.*                       220,875
  15,000     GAINSCO, Inc.                                               80,625
 100,000     Queensway Financial Holdings Limited*                      334,178
  85,000     Unico American Corporation                                 595,000
                                                                    -----------
                                                                      1,230,678
                                                                    -----------

          FINANCE -- MISCELLANEOUS -- 2.7%
  45,000     Countrywide Credit Industries, Inc.                      1,136,250
                                                                    -----------

          HEALTHCARE -- 4.6%
  70,000     America Service Group Inc.*                              1,050,000
  10,000     Brookdale Living Communities, Inc.*                        123,750
   5,000     IMPATH Inc.*                                               127,187
  60,000     STERIS Corporation*                                        618,750
                                                                    -----------
                                                                      1,919,687
                                                                    -----------

          HOLDING COMPANIES -- 1.5%
  50,000     PICO Holdings, Inc.*                                       615,625
                                                                    -----------

          INDUSTRIAL PRODUCTS & SERVICES -- 3.3%
  12,500     Crown Cork & Seal Company, Inc.                            279,688
   3,000     Greif Bros. Corporation -- Class A                          89,250
  10,000     Kaydon Corporation                                         268,125
  50,000     Maritrans Inc.                                             268,750
  60,000     Perceptron, Inc.*                                          240,000
   7,500     United Dominion Industries Limited                         149,531
  15,000     X-Rite, Incorporated                                        93,750
                                                                    -----------
                                                                      1,389,094
                                                                    -----------

          INFORMATION TECHNOLOGY -- 20.3%
   5,000     BARRA, Inc.*                                               158,750
  25,000     Compuware Corporation *                                    931,250
 240,000     Data Research Associates, Inc.                           1,920,000
   2,500     National Computer Systems, Inc.                             94,063
  12,500     RSA Security Inc.*                                         968,750
  75,000     Rainbow Technologies, Inc.*                              1,743,750
 105,000     SPSS Inc.*                                               2,651,250
                                                                    -----------
                                                                      8,467,813
                                                                    -----------

          PRINTING & PUBLISHING -- 2.9%
     465     The Detroit Legal News Company*                             71,610
 125,000     Thomas Nelson, Inc.                                      1,156,250
                                                                    -----------
                                                                      1,227,860
                                                                    -----------

          REAL ESTATE -- 5.4%
  16,499     I. Gordon Realty Corporation*                              150,553
      15     LaFourche Realty Company, Inc.                              96,000
 150,000     Malan Realty Investors, Inc.                             2,006,250
                                                                    -----------
                                                                      2,252,803
                                                                    -----------

          RETAIL -- 2.5%
  50,000     Charming Shoppes, Inc.*                                    331,250
  10,000     Miami Computer Supply Corporation*                         371,250
   3,000     Payless ShoeSource, Inc.*                                  141,000
  20,000     The Good Guys, Inc.*                                       186,250
                                                                    -----------
                                                                      1,029,750
                                                                    -----------

          TRANSPORTATION -- 2.6%
   7,500     Aviation Sales Company*                                    123,750
             Providence and Worcester Railroad
  25,000       Company                                                  200,000
 135,000     The Morgan Group, Inc. -- Class A                          776,250
                                                                    -----------
                                                                      1,100,000
                                                                    -----------

          TOTAL COMMON STOCK (Cost -- $32,950,766)                   38,463,956
                                                                    -----------

          PREFERRED STOCK -- 0.3% (Cost -- $132,739)
             Telos Corporation, 12% Cumulative
  35,000       Exchangable Preferred*                                   122,500
                                                                    -----------

          CLOSED-END FUNDS -- 4.5% (Cost -- $1,852,119)
  25,000     Central Securities Corporation                             681,250
 250,000     Royce Focus Trust, Inc.                                  1,179,688
                                                                    -----------
                                                                      1,860,938
                                                                    -----------

Face Amount                                                            Value
-----------                                                            -----

              REPURCHASE AGREEMENTS(1) -- 5.8% (Cost $2,430,178)
                Fifth Third Bank, 1.10%, dated 12/31/99, due
$ 2,430,178       1/03/00, repurchase proceeds: $2,430,401          $ 2,430,178
                                                                    -----------
              TOTAL INVESTMENTS -- 102.9% (Cost $37,365,802)         42,877,572
                                                                    -----------
              LIABILITIES IN EXCESS OF OTHER ASSETS -- (2.9%)        (1,205,099)
                                                                    -----------
              NET ASSETS -- 100.0%                                  $41,672,473
                                                                    ===========

 * Non-income producing security.

(1)  Repurchase   agreements  are  fully   collateralized  by  U.S.   Government
     obligations.

(2) Includes 100,000 warrants entitling the Fund to purchase one additional common share per warrant for $.70 through February 25, 2001.

See notes to financial statements.

SCHWARTZ VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
December 31, 1999
--------------------------------------------------------------------------------
ASSETS
Investments, at value (cost of $37,365,802) (Note 1) .......       $ 42,877,572
Cash .......................................................              4,539
Receivable for securities sold .............................            502,045
Receivable for capital shares sold .........................             21,318
Dividends receivable .......................................             76,337
Interest receivable ........................................                 74
Other assets ...............................................             23,705
                                                                   ------------
    TOTAL ASSETS ...........................................         43,505,590
                                                                   ------------

LIABILITIES
Payable for capital shares redeemed ........................            309,772
Payable for securities purchased ...........................          1,087,813
Accrued investment advisory fees (Note 2) ..................            168,391
Distributions payable to shareholders ......................            236,912
Other accrued expenses and liabilities .....................             30,229
                                                                   ------------
    TOTAL LIABILITIES ......................................          1,833,117
                                                                   ------------

NET ASSETS .................................................       $ 41,672,473
                                                                   ============

NET ASSETS CONSIST OF
Paid-in capital ............................................       $ 36,531,410
Distributions in excess of realized gains ..................           (370,707)
Net unrealized appreciation on investments .................          5,511,770
                                                                   ------------

NET ASSETS .................................................       $ 41,672,473
                                                                   ============
Shares of beneficial interest outstanding (unlimited
  number of shares authorized, no par value) ...............          2,111,529
                                                                   ============

Net asset value, redemption price, and offering price
  per share ................................................       $      19.74
                                                                   ============

See notes to financial statements.

SCHWARTZ VALUE FUND
STATEMENT OF OPERATIONS
For the Year Ended December 31, 1999
--------------------------------------------------------------------------------
INVESTMENT INCOME
  Dividends .................................................       $   576,402
  Interest ..................................................           187,654
                                                                    -----------
    TOTAL INVESTMENT INCOME .................................           764,056
                                                                    -----------
EXPENSES
  Investment advisory fees (Note 2) .........................           796,035
  Administration, accounting and transfer agent fees
    (Note 2) ................................................           111,129
  Trustees' fees and expenses ...............................            59,491
  Legal and audit fees ......................................            41,436
  Insurance expense .........................................            20,125
  Registration fees .........................................            18,096
  Custodian fees ............................................            13,429
  Reports to shareholders ...................................            12,069
  Other expenses ............................................            15,500
                                                                    -----------
    TOTAL EXPENSES ..........................................         1,087,310
                                                                    -----------
NET INVESTMENT LOSS .........................................          (323,254)
                                                                    -----------
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
  Net realized gains on investments .........................         2,790,206
  Net change in unrealized appreciation/depreciation
    on investments ..........................................        (4,141,106)
                                                                    -----------
NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS ...........        (1,350,900)
                                                                    -----------
NET DECREASE IN NET ASSETS FROM OPERATIONS ..................       $(1,674,154)
                                                                    ===========

See notes to financial statements.

SCHWARTZ VALUE FUND STATEMENTS OF CHANGES IN NET ASSETS For the Years Ended December 31, 1999 and 1998
-----------------------------------------------------------------------------

                                                          Year Ended        Year Ended
                                                         December 31,      December 31,
                                                             1999              1998
                                                         ------------      ------------
FROM OPERATIONS
  Net investment loss ..............................     $   (323,254)     $   (263,130)
  Net realized gains (losses) on investments .......        2,790,206          (542,124)
  Net change in unrealized appreciation/depreciation
    on investments .................................       (4,141,106)       (7,053,405)
                                                         ------------      ------------
Net decrease in net assets from operations .........       (1,674,154)       (7,858,659)
                                                         ------------      ------------

DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income .......................               --                --
  From net realized gains on investments ...........       (2,111,109)               --
  Distributions in excess of realized gains ........         (370,707)               --
                                                         ------------      ------------
Net decrease in net assets from distributions to
  shareholders .....................................       (2,481,816)               --
                                                         ------------      ------------

FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold ........................        4,815,186         8,246,596
  Reinvestment of distributions to shareholders ....        2,244,904                --
  Payments for shares redeemed .....................      (23,929,076)       (7,657,068)
                                                         ------------      ------------
Net increase (decrease) in net assets from capital
  share transactions ...............................      (16,868,986)          589,528
                                                         ------------      ------------

TOTAL DECREASE IN NET ASSETS .......................      (21,024,956)       (7,269,131)

NET ASSETS
  Beginning of year ................................       62,697,429        69,966,560
                                                         ------------      ------------
  End of year ......................................     $ 41,672,473      $ 62,697,429
                                                         ============      ============

ACCUMULATED NET INVESTMENT INCOME ..................     $         --      $         --
                                                         ============      ============
                                                                           ------------
SUMMARY OF CAPITAL SHARE ACTIVITY
Shares sold ........................................          224,924           344,319
Shares issued in reinvestment of distributions to
shareholders .......................................          113,724                --
Shares redeemed ....................................       (1,143,853)         (343,575)
                                                         ------------      ------------
Net increase (decrease) in shares outstanding ......         (805,205)              744
Shares outstanding, beginning of year ..............        2,916,734         2,915,990
                                                         ------------      ------------
Shares outstanding, end of year ....................        2,111,529         2,916,734
                                                         ============      ============

See notes to financial statements.

SCHWARTZ VALUE FUND
FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding
Throughout Each Period
--------------------------------------------------------------------------------

                                                                                  Year Ended December 31,
                                                         -------------------------------------------------------------------------
                                                            1999            1998            1997            1996            1995
                                                         ---------       ---------       ---------       ---------       ---------
Net asset value at beginning of year ...............     $   21.50       $   23.99       $   21.19       $   19.66       $   18.12
                                                         ---------       ---------       ---------       ---------       ---------
Income from investment operations:
    Net investment income (loss) ...................         (0.15)          (0.09)           0.06           (0.02)          (0.03)
    Net realized and unrealized gains (losses) on
      investments ..................................         (0.38)          (2.40)           5.88            3.61            3.09
                                                         ---------       ---------       ---------       ---------       ---------
Total from investment operations ...................         (0.53)          (2.49)           5.94            3.59            3.06
                                                         ---------       ---------       ---------       ---------       ---------
Less distributions:
  From net investment income .......................            --              --           (0.06)             --              --
  From net realized gains on investments ...........         (1.05)             --           (3.03)          (2.06)          (1.52)
  In excess of net realized gains on investments ...         (0.18)             --           (0.05)             --              --
                                                         ---------       ---------       ---------       ---------       ---------
Total distributions ................................         (1.23)             --           (3.14)          (2.06)          (1.52)
                                                         ---------       ---------       ---------       ---------       ---------
Net asset value at end of year .....................     $   19.74       $   21.50       $   23.99       $   21.19       $   19.66
                                                         =========       =========       =========       =========       =========
Total return .......................................          (2.5)%         (10.4)%          28.0%           18.3%           16.9%
                                                         =========       =========       =========       =========       =========
Ratios/Supplementary Data:
Ratio of expenses to average net assets ............          2.05%           1.94%           1.91%           1.97%           2.00%
Ratio of net investment income (loss) to average net
  assets ...........................................         (0.61)%         (0.39)%          0.24%          (0.08)%         (0.18)%
Portfolio turnover rate ............................            59%             54%             47%             50%             70%
Net assets at end of year (000's) ..................     $  41,672       $  62,697       $  69,967       $  55,105       $  53,137

See notes to financial statements.

SCHWARTZ VALUE FUND
NOTES TO FINANCIAL STATEMENTS
December 31, 1999
--------------------------------------------------------------------------------

1.   SIGNIFICANT ACCOUNTING POLICIES

Schwartz Value Fund (the Fund) is a series of Schwartz Investment Trust, a diversified open-end management investment company established as an Ohio Business Trust under a Declaration of Trust dated August 31, 1992. The Fund is registered under the Investment Company Act of 1940 and commenced operations on July 20, 1993. The Fund determines and makes available for publication the net asset value of its shares on a daily basis.

The investment objective of the Fund is to seek long-term capital appreciation through investment primarily in small cap value stocks. This investment in stocks, by definition, entails the risk of loss of capital to shareholders. See the Prospectus for more detailed information regarding the investment objectives of the Fund.

The following is a summary of significant accounting policies followed by the Fund.

      (a) Valuation of investments -- Securities which are traded on stock exchanges or are quoted by NASDAQ are valued at the last reported sale price as of the close of the regular session of trading on the day of valuation, or, if not traded on a particular day, at the average of the highest current independent bid and lowest current independent offer; securities traded in the over-the- counter market, not quoted by NASDAQ, are valued at the average of the highest current independent bid and lowest current independent offer as of the close of trading on the day of valuation; and securities (and other assets) for which market quotations are not readily available are valued at their fair market value as determined in good faith pursuant to procedures established by the Board of Trustees. At December 31, 1999, Lafourche Realty Company, Inc. was valued pursuant to these procedures. Short-term securities are valued at amortized cost, which approximates market value.

      (b) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to the shareholders. Therefore, no provision for income or excise taxes is necessary.

      The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles (GAAP), the basis on which these financial statements are prepared. The differences arise primarily from the deferral of certain losses under Federal income tax regulations. Accordingly, the amount of net investment income or loss and net realized capital gain or loss reported in the financial statements may differ from that reported in the Fund's tax return and, consequently, the character of distributions to shareholders reported in the statements of changes and financial highlights may differ from that reported to shareholders for Federal income tax purposes. Distributions which exceed net realized gains for financial reporting purposes but not for tax purposes, if any, are shown as distributions in excess of net realized gains in the accompanying statements. Net investment losses, for tax purposes, are reclassified to paid-in capital.

      (c) Security transactions and investment income -- Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis. Discounts and premiums on securities purchased are amortized in accordance with income tax regulations which approximate GAAP.

      (d) Dividends and distributions -- Dividends from net investment income and net capital gains, if any, are declared and paid annually in December. Dividends and distributions to shareholders are recorded on the ex-dividend date.

      (e) Repurchase agreements -- The Fund may enter into repurchase agreements (agreements to purchase securities subject to the seller's agreement to repurchase them at a specified time and price) with well-established registered securities dealers or banks. Repurchase agreements are the equivalent of loans by the Fund. The Fund's policy is to take possession of the underlying securities and, on a daily basis, mark to market such securities to ensure that the value, including accrued interest, is at least equal to the amount to be repaid to the Fund under the agreement.

      (f) Estimates -- The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.   INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

The President of the Fund is also the President and Chief Investment Officer of Schwartz Investment Counsel, Inc. (the Adviser). The Chairman of the Board of the Fund is also the President and CEO of Gregory J. Schwartz & Co., Inc. (the Distributor). Certain other trustees and officers of the Fund are officers of the Adviser or of Countrywide Fund Services, Inc. (CFS), the administrative, accounting and transfer agent for the Fund.

Pursuant to an Investment Advisory Agreement between the Fund and the Adviser, the Adviser is responsible for the management of the Fund and provides investment advice along with the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Adviser a quarterly fee equal to the annual rate of 1.5% of the average daily net assets up to $75 million; 1.25% of such assets from $75 million to $100 million; and 1% of such assets in excess of $100 million.

The Distributor is the primary agent for the distribution of the Fund and receives fees from the Adviser, not the Fund or its shareholders.

Pursuant to an Administration, Accounting and Transfer Agency Agreement between the Fund and CFS, CFS supplies regulatory and compliance services, calculates the daily net asset value per share, maintains the financial books and records of the Fund, maintains the records of each shareholder's account, and processes purchases and redemptions of the Fund's shares. For the performance of these services, the Fund pays CFS a fee, payable monthly, at an annual rate of .22% of average daily net assets up to $25 million; .20% of such assets from $25 million to $100 million; and .15% of such assets in excess of $100 million.

3.   INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales and maturities of investments other than short-term investments, for the year ended December 31, 1999, were $28,997,882 and $48,502,102, respectively.

4.   FEDERAL INCOME TAXES

As of December 31, 1999, net unrealized appreciation of securities was $5,141,063 for federal income tax purposes of which $8,893,305 related to appreciated securities and $3,752,242 related to depreciated securities. The aggregate cost of investments at December 31, 1999 for federal income tax purposes was $37,736,509.

5.   FEDERAL TAX INFORMATION FOR SHAREHOLDERS (UNAUDITED)

On December 31, 1999, the Schwartz Value Fund declared and paid a long-term capital gain of $1.2326 per share. In January of 2000, shareholders will be provided with Form 1099-DIV which reports the amount and tax status of the capital gain distribution paid during calendar year 1999.

INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

To the Shareholders and Trustees of
Schwartz Value Fund:

We have audited the accompanying statement of assets and liabilities of Schwartz Value Fund (the "Fund"), including the schedule of investments, as of December 31, 1999, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the Fund's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Schwartz Value Fund as of December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Dayton, Ohio
January 21, 2000

                               Schwartz Value Fund

                              INVESTMENT PHILOSOPHY

     Schwartz Value Fund ("SVF") seeks long-term capital appreciation through value investing -- purchasing shares of strong, growing companies at reasonable prices. Because small and medium size companies offer vast reward opportunities, fundamental analysis is used to identify emerging companies with outstanding business characteristics. Sometimes the best values are issues not followed by Wall Street analysts.

     Most value investors buy fair companies at an excellent price. SVF attempts to buy excellent companies at a fair price. The essence of value investing is finding companies with great business characteristics which by their nature, offer a margin of safety. A truly fine business requires few assets to produce a consistently expanding stream of income. SVF also purchases shares which are temporarily out-of-favor and selling below intrinsic value.

     A common thread in SVF investments is that the market price is below what a corporate or entrepreneurial buyer might be willing to pay for the entire business. The auction nature and the inefficiencies of the stock market are such that SVF can often buy a minority interest in a fine company at a small fraction of the price per share necessary to acquire the entire company.

[ Back Cover ]

Schwartz Value Fund
a series of
Schwartz Investment Trust
3707 W. Maple Road
Bloomfield Hills, Michigan 48301
(248) 644-8500

Board of Trustees
Donald J. Dawson, Jr.
Fred A. Erb
John J. McHale
Sidney F. McKenna
George P. Schwartz, CFA
Gregory J. Schwartz, Chairman

Officers
George P. Schwartz, CFA, President
Richard L. Platte, Jr., CFA, V.P./Secretary/Treasurer
Tina D. Hosking, CPA, Assistant Secretary
Brian J. Manley, CPA, Assistant Secretary
Robert L. Bennett, Assistant Treasurer

Investment Adviser
SCHWARTZ INVESTMENT COUNSEL, INC.
3707 W. Maple Road
Bloomfield Hills, Michigan 48301

Distributor
GREGORY J. SCHWARTZ & CO., INC.
3707 W. Maple Road
Bloomfield Hills, Michigan 48301

Custodian
FIFTH THIRD BANK
38 Fountain Square Plaza
Cincinnati, Ohio 45263

Administrator
COUNTRYWIDE FUND SERVICES, INC.
P.O. Box 5354
Cincinnati, Ohio 45201-5354

Auditors
DELOITTE & TOUCHE LLP
1700 Courthouse Plaza Northeast
Dayton, Ohio 45402

Legal Counsel
SULLIVAN & WORCESTER LLP
1025 Connecticut Avenue, N.W.
Washington, D.C. 20036

Schwartz Value Fund is a 100% no-load diversified investment company (a mutual fund). The investment objective is long-term capital appreciation.